LOOMIS SAYLES GROWTH FUND

(the “Fund”)

Supplement dated October 1, 2009 to the Natixis Equity Funds Class Y Prospectus dated

February 1, 2009, as may be revised and supplemented from time to time.

Effective October 1, 2009, the portions of the Annual Fund Operating Expenses table and the Example table under the section “Fund Fees & Expenses” of the Prospectus relating to the Fund are amended and restated as follows with respect to the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

Loomis Sayles Growth Fund[2]
Class Y
Management fees	0.50%
Other expenses*	0.38%
Total annual fund operating expenses	0.88%
Fee reduction and/or expense reimbursement	0.03%
Net Expenses	0.85%

* Other expenses have been restated to reflect current expenses.

2  Loomis Sayles has given a binding contractual undertaking to the Loomis Sayles Growth Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of Acquired Funds Fees and Expenses, brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2010 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Loomis Sayles Growth Fund
Class Y
1 year	$ 87
3 years	$ 278
5 years	$ 485
10 years	$1,082

*	The example is based on the Net Expenses for the one-year period and on the Total Annual Operating Expenses for the remaining years.